UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, NY		10005

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c); under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Assurant Guidelines on Business Conduct - Our Code of Ethics

Section 8 – Other Events

Item 8.01 Other Events.

As a company that first became subject to the reporting requirements of the Securities and Exchange Act of 1934 in February 2004, Assurant, Inc. was required to develop an ethics code that applies to all of our directors, officers and employees by the end of October 2004. Effective October 12, 2004, the board of directors of Assurant, Inc. has adopted the Assurant Code of Ethics, a copy of which is attached hereto as Exhibit 14.

The Assurant Code of Ethics is also publicly available on our website at www.assurant.com. If we subsequently make any substantive amendment to the Assurant Code of Ethics, or grant any waiver, including any implicit waiver, for a provision of the code, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website. We may elect to also disclose the amendment or waiver in a report on Form 8-K filed with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit

Exhibit No.
	14	Assurant Guidelines on Business Conduct – Our Code of Ethics

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.
By:	/s/ Douglas R. Lowe
Name:	Douglas R. Lowe
Title:	Vice President and Corporate Counsel

Dated: October 15, 2004

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